SECURITIES AND EXCHANGE COMMISSION

                       Washington, D.C. 20549

                               Form 8-K

                            CURRENT REPORT

  Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) May 5, 1999

                          Commerce Group Corp.
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          (Exact name of registrant as specified in its charter)

     Wisconsin                  1-7375                 39-1942961
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 (State or other     (Commission File Number)         (IRS Employer
 jurisdiction                                       Identification No.)
of incorporation)

         6001 North 91st Street, Milwaukee, Wisconsin  53225-1795
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         (Address of principal executive offices)       (Zip Code)


Registrant's telephone number, including area code:  (414) 462-5310 fax:  (414) 462-5312


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ITEM 5.  OTHER EVENTS

COMMERCE GROUP CORP. IS LISTED ON THE OTC BB

Effective May 5, 1999, Commerce Group Corp.'s common shares are being traded on the Over the Counter Bulletin Board (OTC BB) system and its symbol is CGCO.

                             SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                             COMMERCE GROUP CORP.
                             (Registrant)

                             /s/ Edward L. Machulak
Date: May 19, 1999           __________________________________________
                             By:  Edward L. Machulak, President